This conforming paper format is being submitted  pursuant to Rule 901(d) of
                             Regulation S-T

                    SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                           -----------------------

                                 FORM 8-K


                      Commission file number 1-9360

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 30, 1995


                        ASSET INVESTORS CORPORATION
             (Exact name of registrant as specified in its charter)


                      Maryland                              84-1038736
          (State or other jurisdiction of                (I.R.S. Employer
           incorporation or organization)                Identification No.)

       3600 South Yosemite Street, Suite 900                  80237
                  Denver, Colorado                         (Zip Code)
      (Address of Principal Executive Offices)

                                                 (303) 793-2803
              (Registrant's telephone number, including area code)

                                                 Not Applicable
              Former Name, Former Address and Former Fiscal Year,
                         if Changed Since Last Report.

ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS.

         On March 30, 1995, Asset Investors Securitization Corporation, a wholly-owned subsidiary of the Registrant, sold to PaineWebber, Inc. 28 CMO Ownership Interests for $14,927,000 ($15,177,000 less expenses of $250,000). The proceeds from the sale plus $15,569,000 of restricted cash were used to repay $28,437,000 principal of secured notes. The 28 CMO Ownership Interests were classified as available for sale for accounting purposes. The Registrant recognized, as of December 31, 1994, $1,205,000 of net holding losses for book income purposes related to the 28 CMO Ownership Interests sold. As a result, no gain or loss was recorded on the sale of the CMO Ownership Interests and repayment of the secured notes.


ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

         The unaudited proforma condensed consolidated financial information of the Registrant as of December 31, 1994 and for the year then ended is presented below. The proforma condensed consolidated balance sheet of the Registrant as of December 31, 1994 is presented as if the March 30, 1995 sale of the 28 CMO Ownership Interests and retirement of the secured notes payable had occurred on December 31, 1994. The proforma adjustments included in the following proforma condensed consolidated balance sheet are based upon restricted cash and secured notes payable balances as of December 31, 1994, rather than the actual balances as of March 30, 1995. The proforma condensed consolidated statement of operations for the year ended December 31, 1994 is presented as if the March 30, 1995 sale of the 28 CMO Ownership Interests and retirement of the secured notes payable had occurred on January 1, 1994.



                                       ASSET INVESTORS CORPORATION AND SUBSIDIARIES
                                      PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                    DECEMBER 31, 1994
                                                  (Amounts in thousands)

                                                                    As Previously               ProForma            ProForma
                                                                      Reported                 Adjustments          Results
                                                                                                                  (unaudited)
Assets
   Cash and cash equivalents                                      $     14,961           $       1,040  b        $      16,001
   Restricted cash for secured notes payable                            15,862                 (15,862) b                   --
   Non-agency MBS Bonds                                                 32,544                                          32,544
   Investment in Commercial Assets                                      21,068                                          21,068
   CMO Residuals and Acquired CMO Classes                                9,834                  (7,368) a                2,466
   Other assets, net                                                     2,614                    (840) b                1,774
   CMO Subsidiaries
     Restricted cash                                                   109,830                 (18,946) a               90,884
     Accrued interest receivable                                        11,250                  (6,637) a                4,613
     CMO issuance costs, net                                               586                    (218) a                  368
     Mortgage Collateral, net                                          932,962                (565,026) a              367,936
                                                                       -------                --------                 -------

       Total Assets                                               $  1,151,511           $    (613,857)          $     537,654
                                                                  =  =========           =    ========           =     =======

Liabilities
   Accounts payable and accrued liabilities                       $      2,698           $        (309)a,b      $       2,389
   Management fees payable                                                 526                     (80)a                  446
   Short-term borrowings                                                 2,758                                          2,758
  Secured notes payable, recourse to related subsidiary assets
     only                                                               30,592                 (30,592)b                   --
   CMO Subsidiaries
     Accrued interest payable                                           17,781                  (9,491)a                8,290
     CMO bonds, net                                                  1,021,188                (570,754)a              450,434
                                                                     ---------                --------                -------

       Total Liabilities                                             1,075,543                (611,226)               464,317
                                                                     ---------                --------                -------

CMO Subsidiaries-minority interest                                       3,003                  (2,631)                   372
                                                                         -----                  ------                    ---

Stockholders' Equity
  Common Stock                                                             242                                            242
   Additional paid-in capital                                          227,182                                        227,182

   Cumulative dividends                                               (220,984)                                      (220,984)
   Cumulative net income                                                66,525                                         66,525
                                                                        ------                                         ------
     Dividends in excess of net income                                (154,459)                                      (154,459)
                                                                      --------                                        --------

       Total Stockholders' Equity                                       72,965                                         72,965
                                                                        ------                                         ------

       Total Liabilities and Stockholders' Equity                 $  1,151,511           $    (613,857)        $      537,654
                                                                  =  =========           =    ========         =      =======
- ---------------------
a    Sale of 14 CMO Subsidiaries and 14 CMO Residuals
b    Retirement of the secured  notes  payable,  payment of the related  accrued interest  expense  and  prepayment  premium  and  write-off  of the related unamortized debt issuance costs.



                                       ASSET INVESTORS CORPORATION AND SUBSIDIARIES
                                 PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED DECEMBER 31, 1994
                                          (In thousands, except per share data)

                                                                 As Previously                 ProForma                ProForma
                                                                     Reported                 Adjustments            Results
                                                                                                                     (unaudited)
Revenues
   Interest
    CMO Subsidiaries-Mortgage Collateral, net                       $ 119,699              $  (65,844)          $     53,855
     Acquired CMO Classes, net                                            110                                            110
     Non-agency MBS bonds                                               1,531                                          1,531
   CMO Residuals
     Income                                                             2,799                  (1,829)                   970
     Write-down                                                        (1,510)                    998                   (512)
   Equity in earnings of Commercial Assets                              1,354                                          1,354
   Net gain (loss) on sale of assets                                   12,646                  (4,664)                 7,982
   Realized holding loss on assets available-for-sale                  (1,205)                  1,205                     --
   Other income                                                         1,291                    (728)                   563
                                                                        -----                    -----                   ---
     Total Revenues                                                   136,715                 (70,862)                65,853
                                                                      -------                 --------                ------

Expenses
   CMO Subsidiaries
     Interest                                                         115,466                 (63,410)                52,056
     Administrative Fees                                                1,429                    (458)                   971
     Other                                                                720                    (342)                   378
                                                                          ---                   -----                    ---
                                                                      117,615                 (64,210)                53,405

   Management fees                                                        438                                            438
   General and administrative                                           1,925                    (315)                 1,610
   Interest                                                             2,872                  (2,723)                   149
                                                                        -----                  -------                   ---
     Total Expenses                                                   122,850                 (67,248)                55,602
                                                                      -------                 --------                ------

Income before minority interest                                        13,865                  (3,614)                10,251
Minority interest                                                        (507)                    432                   (75)
                                                                         ----                     ---                   ----
Net income                                                         $   13,358              $   (3,182)            $   10,176
                                                                   =   ======              =   =======            =   ======

Net income per share                                                $    0.92              $    (.22)             $      .70
                                                                    =    ====              =    =====             =      ===

Weighted-average shares outstanding                                    14,548                 14,548                  14,548


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ASSET INVESTORS CORPORATION


Date:  April 14, 1995                         By: /s/ Spencer I. Browne
                                                 ---------------------
                                                 Spencer I. Browne, President
                                                 Chief Executive Officer and
                                                     Director